                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Black Hawk Gaming & Development Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                            2060 BROADWAY, SUITE 400
                            BOULDER, COLORADO 80302

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 12, 1997

To the Shareholders of Black Hawk Gaming & Development Company, Inc.:

     An annual meeting of shareholders of Black Hawk Gaming & Development Company, Inc. (the "Company") will be held at the Boulderado Hotel, 2115 13th Street, Boulder, Colorado, on Thursday, June 12, 1997, at 10:00 a.m. local time, for the following purposes:

     1. To elect seven Directors to serve for the ensuing year and/or until their successors are elected and qualified;

     2. To approve the appointment of Deloitte & Touche LLP as independent auditors for 1997; and

     3. The transaction of such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 2, 1997, as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on May 2, 1997, will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. To ensure that you are represented at the meeting, please fill in, sign and return the enclosed proxy card as promptly as possible. Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost your Company incurs in obtaining voting instructions from its shareholders.

                                            By Order of the Board of Directors

                                            /s/ Frank B. Day
                                            Frank B. Day, Secretary

May 12, 1997

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                            2060 BROADWAY, SUITE 400
                            BOULDER, COLORADO 80302

                                PROXY STATEMENT

                  JUNE 12, 1997 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Black Hawk Gaming & Development Company, Inc. ("Black Hawk" or the "Company") for use at the annual meeting of shareholders of Black Hawk to be held at the Boulderado Hotel, 2115 13th Street, Boulder, Colorado, on Thursday, June 12, 1997, at 10:00 a.m. local time, and any postponement or adjournment thereof.

     This Proxy Statement and the enclosed proxy card are first being sent to Black Hawk's shareholders on or about May 12, 1997.

MATTERS TO BE CONSIDERED.

     The following matters will be acted on at the annual meeting:

     1. Election of seven Directors to serve for the ensuing year and/or until their successors are elected and qualified.

     2. Approval of the appointment of Deloitte & Touche LLP as independent auditors for 1997; and

     3. Transaction of such other business as may properly come before the meeting.

VOTING SECURITIES AND VOTING RIGHTS.

     Only shareholders of record on May 2, 1997, or their proxies, will be entitled to vote at the annual meeting of shareholders. On May 2, 1997, Black Hawk had 2,672,043 shares of common stock outstanding.

     A majority of the shares of Black Hawk common stock outstanding must be represented at the annual meeting in person or by proxy to constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on all matters. In the election of directors, each share of common stock is entitled to one vote for a nominee for each director position. Black Hawk does not have cumulative voting. A shareholders' list will be available for examination by shareholders at the annual meeting.

VOTING PROCEDURE.

     The shares represented by each properly executed proxy returned to Black Hawk will be voted at the meeting as indicated on the proxy. If no instructions are given, the persons authorized by the proxy will vote in favor of election of the nominees named in this Proxy Statement and for the approval of the appointment of Deloitte & Touche LLP as independent auditors for 1997. Any person giving a proxy has the right to revoke it at any time before it is exercised (1) by filing with the Secretary of Black Hawk a duly signed revocation or proxy bearing a later date or (2) by voting in person at the meeting.

     The Board of Directors is not aware of any matters other than those set forth above which may come before the annual meeting. If any other matters are properly presented to the meeting for action, unless contrary instructions are given, the persons named in the enclosed form of proxy and acting thereunder have the power to vote in accordance with their best judgment on such matters.

     Election of the nominees as Directors and approval of the appointment of independent auditors will require the affirmative vote of a majority of the shares of Black Hawk common stock represented at the meeting.

     If a proxy is marked with instructions to withhold authority to vote for one or more director nominees or to abstain from voting on any matter, those shares will be treated as represented at the meeting and entitled to vote in determining whether a quorum is present. In matters where approval is required by a majority of shares outstanding or represented at the meeting, abstentions from voting on a matter will have the effect of a vote against the matter.

SOLICITATION OF PROXIES.

     The cost of solicitation of proxies will be borne by Black Hawk. Solicitation of proxies may be made by officers, directors and employees of Black Hawk in person, by telephone or by mail. In addition, brokers, banks and other nominee holders will be reimbursed for expenses they incur in forwarding proxy materials to and obtaining voting instructions from beneficial owners of Black Hawk common stock.

DIRECTOR NOMINEES AND OTHER PRINCIPAL HOLDERS OF BLACK HAWK COMMON STOCK.

     On May 2, 1997, there were approximately 200 record holders of Black Hawk common stock; the Company estimates that its shares are beneficially owned by approximately 1,600 additional persons.

     The following table sets forth, as of May 2, 1997, the number and percentage of shares of Black Hawk's common stock held of record by officers, directors, individually and as a group and by holders of more than 5% of such common stock:

                               BENEFICIALLY OWNED

                                                             BENEFICIALLY OWNED
                                          --------------------------------------------------------
                                                                        NOTE
                  NAME                    SHARES     OPTIONS(1)    CONVERSIONS(2)    PERCENTAGE(4)
                  ----                    -------    ----------    --------------    -------------
Robert D. Greenlee......................  405,133     112,500            57,143         20.22%
2060 Broadway, Suite 400
Boulder, Colorado 80302
Jeffrey P. Jacobs.......................  190,476(3)   60,000         1,142,857(3)      35.96%
Diversified Opportunities Group Ltd.
  c/o Jacobs Entertainment Ltd.
425 Lakeside Avenue
Cleveland, Ohio 44114
Stephen R. Roark........................    1,700     137,500            28,571           5.85%
2060 Broadway, Suite 400
Boulder, Colorado 80302
Frank B. Day............................  403,089      57,500            57,143          18.58%
2060 Broadway, Suite 400
Boulder, Colorado 80302
J. Patrick McDuff.......................       --      10,000                --            .37%
1375 Walnut
Boulder, Colorado 80302
Robert H. Hughes........................       --      15,000                --            .56%
Diversified Opportunities Group Ltd.
  c/o Jacobs Entertainment Ltd.
425 Lakeside Avenue
Cleveland, Ohio 44114
Martin S. Winick........................       --      15,000                --            .56%
Mesirow Financial, Inc.
30050 Chagrin Boulevard
Pepper Pike, Ohio 44124

                                                             BENEFICIALLY OWNED
                                          --------------------------------------------------------
                                                                        NOTE
                  NAME                    SHARES     OPTIONS(1)    CONVERSIONS(2)    PERCENTAGE(4)
                  ----                    -------    ----------    --------------    -------------
Officers and Directors as a group (seven
  persons)..............................  1,000,398   407,500         1,285,714         61.67%

---------------

(1) Represents shares underlying options.

(2) Represents shares which may be acquired on conversion at $5.25 per share of certain promissory notes held by Messrs. Greenlee ($300,000), Jacobs ($6,000,000), Roark ($150,000) and Day ($300,000).

(3) These shares, and shares which may be acquired on conversion of certain notes, are held by Diversified Opportunities Group, Ltd., an affiliate of Mr. Jacobs, and are therefore deemed beneficially owned by him.

(4) All percentages are computed in accordance with Rule 13d-3 adopted under the Securities Exchange Act of 1934.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors of Black Hawk presently consists of seven members. Seven Directors have been nominated by the Board for election at the annual meeting. The persons authorized by the enclosed form of proxy will vote each proxy received by them for the election of the seven nominees named below unless contrary instructions are given. The term of office for all Directors will commence on election and such persons will serve as Directors until their successors are elected and qualified at the next annual meeting of shareholders in 1998 or until their death or resignation. Each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will become unable to serve as a Director prior to the annual meeting.

     THE BOARD OF DIRECTORS OF BLACK HAWK RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES NAMED BELOW. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NAMED NOMINEES UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

     The following sets forth certain information with respect to each of the directors and executive officers of Black Hawk:

                   NAME                      AGE                POSITION(S) HELD
                   ----                      ---                ----------------
Robert D. Greenlee.........................  55    Co-Chairman of the Board and Treasurer
Jeffrey P. Jacobs..........................  43    Co-Chairman of the Board and Chief
                                                   Executive Officer
Stephen R. Roark...........................  49    President, Chief Financial Officer and a
                                                   Director
Frank B. Day...............................  63    Vice President, Secretary and a Director
J. Patrick McDuff..........................  48    A Director
Robert H. Hughes...........................  56    A Director
Martin S. Winick...........................  46    A Director

     ROBERT D. GREENLEE graduated from Iowa State University with a degree in Radio & Television Broadcasting in 1963 and entered graduate school where he obtained a Master's Degree in Journalism & Mass Communications in 1965. In 1970, Mr. Greenlee and two partners who owned The Graphic Corporation, formed an independent advertising agency which became known as Fultz, LaCasse & Greenlee. The firm grew to be one of the largest agencies in the State of Iowa. In 1975, Mr. Greenlee purchased an AM radio station in Boulder, Colorado, and in 1977 acquired a companion FM station. From 1975 through 1988 Mr. Greenlee was President of Centennial Wireless, Inc., which operated the stations and successfully competed in the Denver-Boulder radio market. The stations were sold to a national group owner of stations in 1988. Mr. Greenlee was involved in other broadcast properties during this time through the present having owned partial interest in other commercial broadcast stations.

     Mr. Greenlee is President of Centennial Investment & Management Company, Inc., a private investment and consulting firm located in Boulder, Colorado. From September, 1991 to September 1995, Mr. Greenlee was President of Black Hawk. Mr. Greenlee is active in local government activities and has served as an elected member of the Boulder City Council since August 1982. He is past Chairman of the six county Scientific and Cultural Facilities District. Mr. Greenlee is also a director of Rock Bottom Restaurants, Inc., a publicly traded company.

     JEFFREY P. JACOBS, from 1995 to present, served as Chairman and Chief Executive Officer of Jacobs Entertainment, Inc., a company based in Cleveland, Ohio that has investments in other gaming companies and ventures, including Black Hawk, Colonial Downs, Inc., a horse-racing track and the Holiday Inn Boardwalk Hotel and Casino, Inc. in Las Vegas. From 1975 to present, he has also served as President and Chief Executive Officer of Jacobs Investments, Inc., a company engaged in the development, construction and operation of residential and commercial real estate and entertainment projects in Ohio. Mr. Jacobs also served in the Ohio House of Representatives from 1982 until 1986. He is also Chairman and Chief Executive Officer of Colonial Downs, Inc. and a director of Holiday Inn Boardwalk Hotel & Casino, Inc.

     STEPHEN R. ROARK, has been employed as chief financial officer of Black Hawk since August 1993. He was elected President of Black Hawk in September 1995. Prior to that time he has been an independent consultant in the Denver area rendering financial and accounting assistance to companies in the public marketplace. Mr. Roark has 20 years accounting experience having served as a partner with a large local accounting firm and as a partner with a national accounting firm. Mr. Roark was with Hanifen, Imhoff and Prudential Securities, Inc. for three years and is a member of the American institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants. Mr. Roark obtained his B.S.B.A. in Accounting from the University of Denver in 1973.

     FRANK B. DAY, Chairman of the Board of Rock Bottom Restaurants, Inc., a publicly traded company, has been employed since January 1980 as President of Concept Restaurants, Inc., and Managing General Partner of the Hotel Boulderado in Boulder, Colorado since August 1982. Concept Restaurants, Inc. owns or operates over twenty full service restaurants in Colorado front range communities. From 1959 to present, Mr. Day has owned and operated food service and hospitality facilities in Illinois, Michigan, Wisconsin, and Colorado. He attended Harvard University from 1950 to 1956 and received B.A. and M.B.A. degrees. Mr. Day is also an active real estate investor and is active in many civic and nonprofit organizations, having served as a director of the Boulder Chamber of Commerce (September 1988 to September 1991) and Downtown Boulder, Inc. (from June 1987 to June 1990).

     J. PATRICK MCDUFF, has been President, Chief Executive Officer and director of Vectra Bank of Boulder since July 1987. From 1972 through July 1987, Mr. McDuff worked for IntraWest Bank of Boulder, ending his employment as Senior Vice President and Senior Loan Officer. He attended the University of Arkansas from 1966 to 1972 and received a B.S.B.A. degree in Finance and Commercial Banking. Mr. McDuff is also active in many civic and non-profit organizations, having served as a director of Boulder Center Y.M.C.A. (from January 1987 to December 1992), Boulder Valley Rotary Club (from April 1985 to June 1988) and Longs Peak Council of the Boy Scouts of America (from January 1991 to March
1993). Mr. McDuff serves as a director of Vectra Bank of Boulder, a wholly owned subsidiary of Vectra Banking Corporation, a publicly traded company.

     ROBERT H. HUGHES, has served as Chief Financial Officer of Jacobs Investments, Inc. since 1993. Mr. Hughes was a partner in charge of the audit department of the Cleveland office of the accounting firm of Deloitte & Touche LLP until his retirement in 1991. Mr. Hughes is a certified public accountant.

     MARTIN S. WINICK, has been in the investment banking/brokerage business with Cowen & Co. (1981-1990); Dean Witter Reynolds (1990-1992); Rodman & Renshaw (1992-1995); and Mesirow Financial (1995 to present) which is now part of Ladenburg Thalmann & Co., Inc. Mr. Winick serves on the Board of Directors of publicly traded Paul-Son Gaming Corp., a leading manufacturer of table games and supplies.

     The Board of Directors has three committees whose members are as follows:

    EXECUTIVE             AUDIT           COMPENSATION
    ---------             -----           ------------
Jeffrey P. Jacobs   Robert D. Greenlee  Frank B. Day
Robert D. Greenlee  Robert H. Hughes    J. Patrick McDuff
Stephen R. Roark    J. Patrick McDuff   Martin S. Winick

     Black Hawk entered into three year employment agreements with Messrs. Jacobs and Roark on November 12, 1996. Each agreement contains customary terms and conditions and provides annual salaries of $150,000 and $125,000, respectively, for Messrs. Jacobs and Roark. Mr. Jacobs is also entitled to receive a bonus of 2.5% of Black Hawk's pre-tax net income exceeding $2,880,000 in any fiscal year during the term of his employment agreement.

     Directors are elected at each annual meeting of Black Hawk's shareholders. The next such meeting will be held in June 1998. Officers are appointed by the directors and serve at the pleasure of the Board or until their death, incapacity or resignation. All directors except Messrs. Jacobs and Roark receive $1,000 and $500 per Board and Committee meeting attended, respectively. Effective January 1, 1997, this compensation will be paid in the form of restricted Common Stock of Black Hawk valued at the market price on the meeting date.

     There are no family relationships between or among any directors or executive officers and except as set forth in their respective resumes, and, except as set forth in the above resumes, none serve as a director of any company required to file reports under the Securities Exchange Act of 1934 or which is registered under the Investment Company Act of 1940.

                             EXECUTIVE COMPENSATION

     The following sets forth compensation received by officers and directors for the periods indicated:

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                       ----------------------------    -----------------------------------
                                                                         AWARDS             PAYOUTS
                                                                       ----------    ---------------------
                                                                                     SECURITIES
                                                             OTHER                     UNDER-
                                                            ANNUAL     RESTRICTED      LYING                  ALL OTHER
                                                            COMPEN-      STOCK        OPTIONS/      LTIP       COMPEN-
         NAME OF                       SALARY     BONUS     SATION      AWARD(S)        SARS       PAYOUTS     SATION
     OFFICER/DIRECTOR       YEAR(B)    ($)(C)     ($)(D)    ($)(E)       ($)(F)        (#)(G)      ($)(H)      ($)(I)
     ----------------       -------    -------    ------    -------    ----------    ----------    -------    ---------
Robert D. Greenlee           1994       75,000        --      --           --          22,500(3)     --         6,500
                             1995       75,000        --      --           --          50,000(3)     --         3,500
                             1996       75,000        --      --           --          40,000        --         6,500
Jeffrey P. Jacobs            1994           --        --      --           --              --        --            --
                             1995           --        --      --           --              --        --            --
                             1996       12,500(2)     --      --           --          60,000(1)     --            --
Stephen R. Roark             1994      100,000        --      --           --          52,500(3)     --         6,500
                             1995      112,500    25,000      --           --          50,000(3)     --         4,000
                             1996      125,000        --      --           --          35,000        --         6,500
Frank B. Day                 1994       27,872        --      --           --          22,500(3)     --         5,500
                             1995           --        --      --           --          15,000(3)     --         4,000
                             1996           --        --      --           --          20,000        --         6,500

---------------

(1) Does not include options to purchase 90,000 shares which were granted to certain designees of Mr. Jacobs who disclaims beneficial ownership in both the options and underlying shares.

(2) One month's compensation.

(3) Repriced in 1996 and included in the number of securities underlying options/SARs granted in 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                       -----------------------------------------------------                               ALTERNATIVE TO
                                                                                                            (F) AND (G)
                                     PERCENT OF                                                              GRANT DATE
                       NUMBER OF       TOTAL                                     POTENTIAL REALIZABLE          VALUE
                       SECURITIES     OPTIONS/                                     VALUE AT ASSUMED        --------------
                       UNDERLYING       SARS                                     ANNUAL RATES OF STOCK
                        OPTIONS/     GRANTED TO                                   PRICE APPRECIATION
                          SARS       EMPLOYEES     EXERCISE ON                      FOR OPTION TERM          GRANT DATE
                        GRANTED      IN FISCAL     BASE PRICE     EXPIRATION    -----------------------    PRESENT VALUE
      NAME (A)           (#)(B)       YEAR(C)       ($/SH)(D)      DATE(E)      5% ($)(F)    10% ($)(G)         $(H)
      --------         ----------    ----------    -----------    ----------    ---------    ----------    --------------
Robert D. Greenlee...   112,500(1)     18.5%          6.19        1999-2001      109,766      230,500               --
Jeffrey P. Jacobs....    60,000         9.9%          5.63          2006         114,782      260,402               --
Stephen R. Roark.....   137,500(1)     22.6%          5.63        2004-2006      263,043      596,754               --
Frank B. Day.........    57,500(1)      9.5%          6.19        1999-2001       56,103      117,811               --

---------------

(1) Includes options granted in 1996 and options which were repriced in 1996 (see table below).

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                                           NUMBER OF
                                                                           SECURITIES          VALUE OF
                                                                           UNDERLYING        UNEXERCISED
                                                                          UNEXERCISED        IN-THE-MONEY
                                                                        OPTIONS/SARS AT      OPTIONS/SARS
                                   SHARES ACQUIRED                         FY-END (#)       AT FY-END ($)
                                     ON EXERCISE           VALUE          EXERCISABLE/       EXERCISABLE/
            NAME (A)                   (#)(B)         REALIZED ($)(C)   UNEXERCISABLE(D)   UNEXERCISABLE(E)
            --------               ---------------    ---------------   ----------------   ----------------
Robert D. Greenlee...............          --                 --                --                 --
Jeffrey P. Jacobs................          --                 --                --                 --
Stephen R. Roark.................          --                 --                --                 --
Frank B. Day.....................          --                 --                --                 --

                         TEN YEAR OPTION/SAR REPRICINGS

                                                  NUMBER OF
                                                 SECURITIES                                                    LENGTH OF ORIGINAL
                                                 UNDERLYING     MARKET PRICE OF    EXERCISE PRICE                 OPTION TERM
                                                  OPTIONS/      STOCK AT TIME OF     AT TIME OF       NEW         REMAINING AT
                                                SARS REPRICED     REPRICING OR      REPRICING OR    EXERCISE        DATE OF
                                                 OR AMENDED        AMENDMENT         AMENDMENT       PRICE        REPRICING OR
          NAME(A)                 DATE(B)          (#)(C)            ($)(D)            ($)(E)        ($)(F)       AMENDMENT(G)
          -------            -----------------  -------------   ----------------   --------------   --------   ------------------
Robert D. Greenlee.........  November 12, 1996      72,500           5.625         7.45 to 11.00      6.19        3 to 4 years
Stephen R. Roark...........  November 12, 1996     102,500           5.625         6.75 to 10.00     5.625        8 to 9 years
Frank B. Day...............  November 12, 1996      37,500           5.625         7.45 to 11.00      6.19        3 to 4 years

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Reference is made to a Purchase Agreement described under Item 1 of Black Hawk's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which describes certain transactions between Black Hawk and Diversified Opportunities Group Ltd. ("DOGL") an affiliate of Jeffrey P. Jacobs, Black Hawk's Chief Executive Officer and Co-Chairman of its Board of Directors. In general the Purchase Agreement provided: (i) that DOGL would purchase 190,476 shares of Black Hawk's Common Stock for $5.25 per share (a total of $1,000,000);
(ii) that DOGL would loan Black Hawk up to an additional $6,000,000 which loan is convertible into 1,142,857 shares of Black Hawk's Common Stock (at $5.25 per share); (iii) that Mr. Jacobs would become Co-Chairman of the Board, Chief Executive Officer of Black Hawk and have the right to appoint three of Black Hawk's seven member Board. The Purchase Agreement further provides that Mr. Jacobs has the right to appoint five of Black Hawk's nine member Board when Jacobs and his affiliates own 820,000 or more shares of Black Hawk's Common Stock.

     The Purchase Agreement also requires that Messrs. Greenlee, Roark and Day, officers and directors of Black Hawk, must loan $300,000, $150,000 and $300,000, respectively, to Black Hawk when DOGL has funded the entire balance of its notes, or $6,000,000. The notes of Messrs. Greenlee, Roark and Day are convertible into shares of Black Hawk's Common Stock at $5.25 per share.

     Reference is made to the "LLC Agreement" described under Item 1 of Black Hawk's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which describes certain transactions between Black Hawk and DOGL and BH Entertainment Ltd. ("BH"), both affiliates of Jeffrey P. Jacobs. Among other things, the LLC Agreement provides for the formation of Black Hawk/BH Entertainment LLC (the "LLC"), a Colorado limited liability company owned 75% by Black Hawk and 25% by BH and organized for the purpose of developing and operating the Black Hawk/Jacobs Project a major hotel/casino complex. Black Hawk is obligated to contribute land and cash valued at $15 million dollars for its equity in the LLC and BH is obligated to contribute land and cash valued at $5 million dollars for its 25% interest. Black Hawk and BH will share a management fee of 5% of adjusted gross proceeds from future gaming operations of the LLC and will share profits and losses on a 75%-25% basis. An affiliate of Mr. Jacobs received a $600,000 project development fee from the LLC in consideration for various pre-development and development services. Finally, Mr. Jacobs and other affiliates are to receive an annual credit enhancement fee of 2% of the amount so guaranteed for guaranteeing the LLC's multi million dollar credit facility. The LLC Agreement also provides that future gaming opportunities coming to the attention of Black Hawk or Mr. Jacobs and his affiliates will be offered for further joint ventures on a basis where Black Hawk can maintain a 51% interest in any such future gaming ventures.

     The agreements described above were negotiated at arm's length between Black Hawk and Mr. Jacobs and his affiliates prior to Mr. Jacobs' affiliation with Black Hawk and are deemed by management of Black Hawk to be fair and in the best interest of Black Hawk and its shareholders.

     In the third quarter of 1996, Black Hawk entered into an agreement with Mr. Greenlee wherein Mr. Greenlee undertook to use his best efforts, in his sole discretion, to acquire a gaming concession in Mexico. During the fourth quarter of 1996, Black Hawk terminated its efforts to acquire a gaming concession in Mexico. Black Hawk then entered into an agreement with Mr. Greenlee whereby Black Hawk allowed Mr. Greenlee to continue to pursue this potential opportunity at Mr. Greenlee's sole cost and expense. Although no consideration was paid by Mr. Greenlee to Black Hawk with respect to the agreement, if Mr. Greenlee's efforts prove successful, Black Hawk will have a right of first refusal to negotiate an acquisition of all or a part of Mr. Greenlee's interest, negotiate to act as a manager of any such concession, or both. There can be no assurance that Mr. Greenlee's efforts will be successful.

     In March 1997, Messrs. Jacobs and Greenlee posted personal letters of credit in the approximate amount of $1,200,000 each in favor of the City of Black Hawk, The letters of credit were required to guarantee performance of the Black Hawk/Jacobs Project under the terms of a Subdivision Improvement Agreement with the City of Black Hawk. The Black Hawk/Jacobs Project agreed to pay all out-of-pocket transaction costs incurred by Messrs. Jacobs and Greenlee and to pay additional consideration to be negotiated.

                                 PROPOSAL NO. 2

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has engaged the firm of Deloitte & Touche LLP as independent auditors to audit and report to the shareholders on the financial statements of Black Hawk for the years 1991 through 1996. Representatives of the firm are expected to be present at the annual meeting and will have the opportunity make a statement if they desire to do so and will be available to respond to appropriate questions. Although shareholder approval of the engagement of independent auditors is not required by law, the Board of Directors desires to solicit shareholder's reaction. If the appointment of Deloitte & Touche LLP is not approved by a majority of the shares represented at the meeting, the Board of Directors will consider the appointment of other independent auditors for 1997. Moreover, if satisfactory arrangement as to the timing and costs of the 1997 audit cannot be made, the Board reserves the right to engage another of the national accounting firms.

     Deloitte & Touche LLP has acted as the independent auditors of the Company for the past six years. Deloitte & Touche LLP's report on the financial statements of the Company for the past four years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the opinion of Deloitte & Touche LLP with respect to the 1991 and 1992 financial statements was qualified as to the ability of the Company to continue as a going concern due to its deficiency in working capital. This was during the Company's start-up and development period. During all six years, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement in connection with its reports.

     THE BOARD OF DIRECTORS OF BLACK HAWK RECOMMENDS A VOTE FOR THE APPROVAL OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE YEAR 1997 SUBJECT TO THE DISCUSSION ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                             SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting, proposals of the shareholders must be received by the Company no later than January 12, 1998. Such proposals should be directed to the Secretary of the Company.

                                          By Order of the
                                          Board of Directors

                                          By:        /s/ FRANK B. DAY
                                            ------------------------------------
                                                  Frank B. Day, Secretary

Boulder, Colorado
May 12, 1997

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PROXY                                                                      PROXY
                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                            2060 Broadway, Suite 400
                            Boulder, Colorado 80302

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned shareholder of Black Hawk Gaming & Development Company, Inc. acknowledges receipt of the notice of Annual Meeting of Shareholders, to be held Thursday, June 12, 1997, at 10:00 a.m., at the Boulderado Hotel, 2115 13th Street, Boulder, Colorado and hereby appoints Jeffrey P. Jacobs or Robert D. Greenlee, or either of them, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at the Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that the Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1. Election of Seven Directors.

   [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

[ ] Jeffrey P. Jacobs                    [ ] Stephen R. Roark                     [ ] Frank B. Day
[ ] Robert D. Greenlee                   [ ] J. Patrick McDuff                    [ ] Robert H. Hughes
                                                                                  [ ] Martin S. Winick

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                   MARK THE BOX NEXT TO THAT NOMINEE'S NAME.)

2. Approval of the appointment of Deloitte & Touche LLP as independent auditors for 1997, subject to the discussion set forth in the Proxy Statement.

   [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. Transaction of such other business as may properly come before the meeting.

                          (Continued on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEES LISTED ABOVE IN PROPOSAL 1.

DATED:
       ------------------------------, 1997
                                             -----------------------------------
                                             SIGNATURE

                                             -----------------------------------
                                             SIGNATURE IF HELD JOINTLY

                                             Please sign your name exactly as it
                                             appears below. When shares are held
                                             by joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. NOTE: SECURITIES DEALERS PLEASE STATE THE NUMBER OF SHARES VOTED BY THIS PROXY:
                                                               -------------

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